                                                                    Exhibit 99.1


                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:                            FOR MORE INFORMATION,
OCTOBER 17, 2001                                  CONTACT:  ROBERT L. SCHUMACHER
                                                            AT (540) 326-9000

         FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES 12% INCREASE IN EARNINGS PER SHARE AND RECORD THIRD QUARTER OPERATING RESULTS


         BLUEFIELD, VIRGINIA - First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) reported a 16.7% increase in earnings for the Third Quarter of 2001 in comparison to the Third Quarter of 2000. Net income for the quarter totaled $5.00 million, up from $4.29 million in the corresponding quarter of 2000. The $5 million earnings for the Third Quarter was an all-time best for the Company. Earnings for the Third Quarter of 2001 also exceeded expected results for the quarter by 6.6%. Basic earnings per share for the Third Quarter of 2001 totaled $0.56, an increase of 12% over Third Quarter 2000 earnings per share of $0.50. Diluted earnings per share were $0.55 and $0.50 for the Third Quarter 2001 and 2000, respectively.

         For the nine months ended September 30, 2001, earnings and basic earnings per share reached $14.1 million and $1.56, increasing from $12.3 million and $1.42 for the comparable period in 2000, an increase of 14.4% and 9.9%. Diluted earnings per share were $1.55 and $1.42 for the nine months ended September 30, 2001 and 2000, respectively. Return on average assets and return on average equity were 1.49% and 14.78% for the first nine months of 2001, compared to 1.48% and 15.48% for the corresponding period of 2000.

         The Company has seen continued growth in both loans and deposits during the nine months ended September 30, 2001. Compared to year-end December 31, 2000 loans have grown by $80.6 million or 9.8%, reaching a total outstanding of $903.4 million. This demand for loans has been at least partially satisfied by a corresponding $53.8 million increase in deposits, bringing total deposits to $953.7 million, a 6% increase over year-end total deposits. $20.3 million of this deposit growth is directly attributable to demand accounts and $33.5 million of the increase is due to increases in savings accounts and certificates of deposit. "The fact that we could achieve these results despite such difficult economic times and continued pressure on our interest margin, is an indication of the strength of our franchise," noted President and Chief Executive Officer John Mendez. "Our focus on our customers and customer service has never been more important than it is right now."

         Asset quality remained comparable to year-end 2000 levels. Nonperforming loans were .75% of total loans at September 30, 2000, down slightly from .81% at year-end 2000. Total delinquencies were 1.67% of total loans at September 30, 2001 compared to 1.7% at December 31, 2000. The reserve for loan losses as a percentage of nonperforming loans, or coverage ratio, improved from 186.3% at December 31, 2000 to 190.1% at September 30, 2001.

         First Community Bancshares, Inc. is a $1.3 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly-owned subsidiary First Community Bank, N. A., recently opened its Athens, West Virginia location, bringing the total number of its operating branches to 34 throughout West Virginia, Virginia and North Carolina. First Community recently executed a Purchase and Assumption Agreement for the acquisition of branches of Branch Banking and Trust Company of Virginia (BB&T) and F & M Bank - Southern Virginia (F&M) located in Clifton Forge, Emporia, and Drakes Branch, Virginia. These branches are expected to become part of the First Community family late in the Fourth Quarter of this year, bringing the total number of bank branches to
38. The bank also recently announced its plans to construct a full-service branch in Bluefield, Virginia. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 11 mortgage origination offices throughout eastern Virginia. The Company's common stock is traded on the Nasdaq SmallCap market under the symbol "FCBC."

                                   DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2000.

                                   * * * * *

FIRST COMMUNITY BANCSHARES, INC.
Consolidated Statements of Income
----------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share and Per Share Data)(Unaudited)                                     Nine Months
                                                                                                          Ended
                                                                                                       September 30
                                                                                               -----------------------------
                                                                                                  2001               2000
                                                                                               -----------------------------
INTEREST         Interest and fees on loans                                                    $   56,729         $   50,043
INCOME           Interest on securities available for sale                                         10,199              9,732
                 Interest on investment securities                                                  1,752              3,134
                 Interest on federal funds sold and deposits                                          746                167
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                               69,426             63,076
-----------------------------------------------------------------------------------------------------------------------------
Interest         Interest on deposits                                                              24,586             22,200
EXPENSE          Interest on borrowings                                                             7,862              6,099
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                              32,448             28,299
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                                 36,978             34,777
                 Provision for loan losses                                                          3,014              2,722
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                                         33,964             32,055
-----------------------------------------------------------------------------------------------------------------------------
Non-Interest     Fiduciary income                                                                   1,380              1,314
INCOME           Service charges on deposit accounts                                                4,325              2,748
                 Other service charges, commissions and fees                                        1,008                976
                 Mortgage banking income                                                            7,067              3,412
                 Other operating income                                                               730                644
                 Gain on sale of securities                                                           197
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                           14,707              9,094
-----------------------------------------------------------------------------------------------------------------------------
Non-Interest     Salaries and employee benefits                                                    14,904             11,951
EXPENSE          Occupancy expense of bank premises                                                 2,005              1,885
                 Furniture and equipment expense                                                    1,362              1,376
                 Goodwill amortization and core deposit amortization                                1,687              1,586
                 Other operating expense                                                            8,326              6,548
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                                          28,284             23,346
-----------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                                        20,387             17,803
                 Income tax expense                                                                 6,322              5,511
=============================================================================================================================
                               NET INCOME                                                          14,065             12,292
=============================================================================================================================
                 BASIC EARNINGS PER COMMON SHARE                                               $     1.56         $     1.42
=============================================================================================================================
                 DILUTED EARNINGS PER COMMON SHARE                                             $     1.55         $     1.42
=============================================================================================================================

                 Weighted Average Shares Outstanding:
                    Basic                                                                       9,041,611          8,676,081
                    Diluted                                                                     9,070,252          8,676,081

                 For the period:
                      Return on average equity                                                      14.78%             15.48%
                      Return on average assets                                                       1.49%              1.48%
                      Cash dividends per share                                                 $     0.69         $     0.68
                 At period end:
                      Book value per share                                                     $    14.66         $    12.69
                      Market value (average bid and ask)                                       $    31.70         $    16.00
=============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share Data)(Unaudited)
                                                                                               SEPTEMBER 30,        DECEMBER 31,
                                                                                                   2001                2000
                                                                                               -------------        ------------
Assets             Cash and due from banks                                                      $   35,275           $   38,457
                   Interest-bearing balances with banks                                             15,018               11,786
                   Securities available for sale (amortized cost of $257,269
                       September 30, 2001; $210,126, December 31, 2000)                            261,409              207,562
                   Investment securities held to maturity (market value of $44,312
                       September 30, 2001; $78,030, December 31, 2000)                              42,001               75,736
                   Loans held for sale                                                              40,759               11,570
                   Loans held for investment, net of unearned income                               862,689              811,256
                       Less reserve for loan losses                                                 12,889               12,303
--------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                       849,800              798,953
                   Premises and equipment                                                           19,452               18,786
                   Other real estate owned                                                           2,595                2,406
                   Interest receivable                                                               8,746                9,261
                   Other assets                                                                     18,199               19,299
                   Intangible assets                                                                22,521               24,201
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                     $1,315,775           $1,218,017
--------------------------------------------------------------------------------------------------------------------------------
Liabilities        Deposits:
                       Demand                                                                   $  140,754           $  128,584
                       Interest-bearing demand                                                     145,927              137,763
                       Savings                                                                     131,306              131,039
                       Time                                                                        535,700              502,517
--------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                           953,687              899,903
                   Interest, taxes and other liabilities                                            15,760               13,238
                   Securities sold under agreements to repurchase                                   66,126               46,179
                   FHLB and other indebtedness                                                     147,730              138,015
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                                 1,183,303            1,097,335
================================================================================================================================
Stockholders'      Common stock, $1 par value; 15,000,000 authorized in 2001
EQUITY                and 2000; 9,052,113 issued in 2001 and 2000;
                      9,038,729 and 9,040,370 shares outstanding in
                      2001 and 2000, respectively                                                    9,052                9,052
                   Additional paid-in capital                                                       35,302               35,273
                   Retained earnings                                                                85,910               78,097
                   Treasury stock, at cost                                                            (276)                (202)
                   Accumulated other comprehensive income (loss)                                     2,484               (1,538)
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                          132,472              120,682
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                             $1,315,775           $1,218,017
================================================================================================================================

                   FIRST COMMUNITY BANCSHARES, INC.
                    QUARTERLY PERFORMANCE SUMMARY
                                                                                       AS OF/ FOR THE QUARTER ENDED
                                                                       9/30/01      6/30/01       3/31/01      12/31/00     9/30/00
                                                                     --------------------------------------------------------------
INTEREST      Interest and fees on loans                            $   18,991   $   18,998    $   18,740    $   18,370  $   17,369
INCOME        Interest on securities available for sale                  3,660        3,085         3,454         3,099       3,229
              Interest on investment securities                            570          573           609         1,153       1,024
              Interest on federal funds sold and deposits                  169          479            98           260          10
                                                                    ---------------------------------------------------------------
                            TOTAL INTEREST INCOME                       23,390       23,135        22,901        22,882      21,632
                                                                    ---------------------------------------------------------------
Interest      Interest on deposits                                       7,879        8,296         8,411         8,518       7,697
EXPENSE       Interest on borrowings                                     2,701        2,586         2,575         2,562       2,335
                                                                    ---------------------------------------------------------------
                            TOTAL INTEREST EXPENSE                      10,580       10,882        10,986        11,080      10,032
                                                                    ---------------------------------------------------------------
                            NET INTEREST INCOME                         12,810       12,253        11,915        11,802      11,600
              Provision for loan losses                                  1,282          985           747         1,264         842
                                                                    ---------------------------------------------------------------
                            NET INTEREST INCOME AFTER PROVISION FOR
                            LOAN LOSSES                                 11,528       11,268        11,168        10,538      10,758
                                                                    ---------------------------------------------------------------
Non-Int       Fiduciary income                                             470          501           409           490         382
INCOME        Service charges on deposit accounts                        1,517        1,503         1,305         1,259         952
              Other service charges, commissions and fees                  332          199           477           385         326
              Other mortgage banking income                              2,778        2,544         1,745         1,239       1,192
              Other operating income                                       236          263           231            24       1,002
              Gain on Sale of Securities                                   153           (7)           51             1
                                                                    ---------------------------------------------------------------
                            TOTAL NON-INTEREST INCOME                    5,486        5,003         4,218         3,398       3,054
                                                                    ---------------------------------------------------------------
Non-Int       Salaries and employee benefits                             5,239        4,994         4,671         4,095       3,901
EXPENSE       Occupancy expense of bank premises                           668          675           662           597         635
              Furniture and equipment expense                              403          496           463           322         398
              Goodwill amortization                                        568          563           556           568         534
              Other operating expense                                    2,825        2,900         2,601         2,040       2,223
                                                                    ---------------------------------------------------------------
                            TOTAL NON-INTEREST EXPENSE                   9,703        9,628         8,953         7,622       7,691
                                                                    ---------------------------------------------------------------
              Income before income taxes                                 7,311        6,643         6,433         6,314       6,121
              Income tax expense                                         2,311        2,034         1,977         1,543       1,836
                                                                    ---------------------------------------------------------------
                            NET INCOME                                   5,000        4,609         4,456         4,771       4,285

              PER SHARE DATA EXCLUDING NONRECURRING ITEMS:

              Basic earnings per common share                       $     0.56   $     0.51    $     0.49    $     0.53  $     0.50
              Diluted earnings per common share                     $     0.55   $     0.51    $     0.49    $     0.53  $     0.50
              Cash dividends per share                              $     0.23   $     0.23    $     0.23    $     0.27  $     0.23
              Book Value per share                                  $    14.66   $    14.13    $    13.90    $    13.35  $    12.69
              Market Value per share                                $    31.70   $    29.89    $    18.44    $    17.38  $    16.00

              RATIOS EXCLUDING NONRECURRING ITEMS:

              Return on average assets                                    1.53%        1.47%         1.48%         1.59%       1.52%
              Return on average equity                                   15.21%       14.55%        14.56%        16.31%      15.71%
              Net yield on earning assets                                 4.60%        4.53%         4.61%         4.63%       4.84%
              Equity as a percent of total assets at end of period       10.07%       10.00%         9.99%         9.91%       9.67%
              Average earning assets as a percentage of
                   average total assets                                  92.46%       92.09%        91.58%        91.03%      90.97%
              Average loans (not including loans held for sale) as
                      a percentage of average deposits                   90.39%       89.08%        91.72%        90.51%      89.54%
              End of Period:
              Total Assets                                           1,315,775    1,278,130     1,259,508     1,218,017   1,132,627
              Total Equity                                             132,472      127,791       125,773       120,682     109,572

              QTD:
              Average Loans (Not including Loans Held for Sale)        850,759      826,055       822,184       793,156     746,848
              Average Earning Assets                                 1,197,447    1,160,550     1,120,187     1,085,136   1,021,780
              Average Total Assets                                   1,295,051    1,260,167     1,223,211     1,192,013   1,123,176
              Average Deposits                                         941,190      927,309       896,362       876,342     834,109

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
                                                          9/30/01         6/30/01        3/31/01       12/31/00        9/30/00
                                                        ------------------------------------------------------------------------
Cash and due from banks                                 $   35,275      $   29,296     $   34,139     $   38,457     $   30,465
Interest-bearing balances with banks                        15,018          13,441         36,248         11,786             45
Securities available for sale                              261,409         254,368        205,808        207,562        204,208
Investment securities held to maturity                      42,001          42,114         42,218         75,736         76,312
Loans held for sale                                         40,759          34,303         58,889         11,570          5,619
Loans held for investment, net of unearned income          862,689         845,390        822,455        811,256        757,364
    Less reserve for loan losses                            12,889          12,688         12,408         12,303         11,872
                                                        ------------------------------------------------------------------------
Net loans                                                  849,800         832,702        810,047        798,953        745,492
Premises and equipment                                      19,452          19,412         19,363         18,786         18,033
Other real estate owned                                      2,595           2,614          2,591          2,406          2,780
Interest receivable                                          8,746           8,464          8,104          9,261          7,848
Other assets                                                18,199          18,327         18,450         19,299         19,926
Intangible assets                                           22,521          23,089         23,651         24,201         21,899
                                                        ------------------------------------------------------------------------
            TOTAL ASSETS                                $1,315,775      $1,278,130     $1,259,508     $1,218,017     $1,132,627
                                                        ------------------------------------------------------------------------
Deposits:
    Demand                                              $  140,754      $  130,245     $  131,182     $  128,584     $  115,308
    Interest-bearing demand                                145,927         139,225        141,578        137,763        127,421
    Savings                                                131,306         130,350        131,205        131,039        132,011
    Time                                                   535,700         528,642        522,447        502,517        463,559
                                                        ------------------------------------------------------------------------
       Total Deposits                                      953,687         928,462        926,412        899,903        838,299
Interest, taxes and other liabilities                       15,760          13,909         14,597         13,238         13,308
Federal funds purchased                                         --              --             --             --         16,000
Securities sold under agreements to repurchase              66,126          60,447         52,617         46,179         43,338
FHLB and other indebtedness                                147,730         147,521        140,109        138,015        112,110
                                                        ------------------------------------------------------------------------
            TOTAL LIABILITIES                            1,183,303       1,150,339      1,133,735      1,097,335      1,023,055
                                                        ------------------------------------------------------------------------

Common stock, $1 par value                                   9,052           9,052          9,052          9,052          8,992
Additional paid-in capital                                  35,302          35,302         35,302         35,273         34,168
Retained earnings                                           85,910          82,991         80,469         78,097         75,768
Treasury stock, at cost                                       (276)           (201)           (48)          (202)        (5,229)
Accumulated other comprehensive income (loss)                2,484             647            998         (1,538)        (4,127)
                                                        ------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                     132,472         127,791        125,773        120,682        109,572
                                                        ------------------------------------------------------------------------
            Total Liabilities and
            STOCKHOLDERS' EQUITY                        $1,315,775      $1,278,130     $1,259,508     $1,218,017     $1,132,627
                                                        ------------------------------------------------------------------------

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
                                                                                 AS OF/ FOR THE QUARTER ENDED
                                                               SEPTEMBER 30    JUNE 30      MARCH 31     DECEMBER 31   SEPTEMBER 30
                                                                   2001         2001          2001           2000          2000
                                                               --------------------------------------------------------------------
                                                                                (Dollars in thousands)
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                               $12,688     $12,408       $12,303         $11,872        $11,828
Provision                                                         1,282         985           747           1,264            842
   Acquisiton balance                                                --          --            --           1,051
   Charge-offs                                                   (1,193)     (1,045)         (861)         (2,102)        (1,033)
   Recoveries                                                       112         340           219             218            235
                                                               ------------------------------------------------------------------
  Net charge-offs                                                (1,081)       (705)         (642)         (1,884)          (798)
      Ending balance                                            $12,889     $12,688       $12,408         $12,303        $11,872
                                                               ==================================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                       $ 5,361     $ 5,167       $ 5,192         $ 5,397        $ 5,939
Foreclosed real estate                                            2,595       2,614         2,591           2,406          2,780
Loans 90 days or more past due & still accruing                   1,418       1,442         1,393           1,208          1,182
                                                               ------------------------------------------------------------------
Nonperforming assets                                            $ 9,374     $ 9,223       $ 9,176         $ 9,011        $ 9,901
                                                               ==================================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                        0.16%       0.17%         0.17%           0.15%          0.16%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                             0.62%       0.61%         0.63%           0.67%          0.78%
Nonperforming assets as a percentage of:
  Total assets                                                     0.71%       0.72%         0.73%           0.74%          0.87%
  Loans & leases plus foreclosed property                          1.08%       1.09%         1.11%           1.11%          1.30%
Net charge-offs as a percentage of average loans & leases          0.13%       0.09%         0.08%           0.24%          0.11%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                       1.49%       1.50%         1.51%           1.52%          1.57%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                        2.40        2.46          2.39            2.28           2.00